UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 20, 2009

RCM Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada (State or Other Jurisdiction of Incorporation)	1-10245 (Commission File Number)	95-1480559 (I.R.S. Employer Identification No.)

2500 McClellan Avenue, Suite 350
Pennsauken, NJ	08109-4613
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (856) 356-4500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)).

Item 2.02.	Results of Operations and Financial Condition.

On March 20, 2009, the Registrant issued a press release regarding its financial results for the fifty-two weeks and thirteen weeks ended December 27, 2008. A copy of the press release is furnished as Exhibit 99 to this report.

Use of Non-GAAP Financial Information

To supplement its consolidated financial statements presented in accordance with GAAP, the Registrant uses certain non-GAAP financial measures, including EBITDA and EBITDA per share, that are derived from results based on GAAP. Non-GAAP adjustments are provided to enhance the user’s overall understanding of the Registrant’s current financial performance and its prospects for the future, including its results of operations, cash generated and resources available for strategic opportunities including reinvestment in the business and acquisitions. In addition, the Registrant has historically reported similar non-GAAP results to the investment community and, as a result, believes the inclusion of non-GAAP presentations provides consistency in its financial reporting. Further, the non-GAAP results are one of the primary indicators management uses for planning and forecasting in future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with accounting principles generally accepted in the United States.

The information set forth under this “Item 2.02. Results of Operations and Financial Condition” (including the exhibit) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any filing made by the Registrant pursuant to the Securities Act of 1933, as amended, other than to the extent that such filing incorporates by reference any or all of such information by express reference thereto.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

None.

(b) Pro Forma Financial Information.

None.

(c) Shell Company Transactions.

None.

(d) Exhibits.

Exhibit Number
99	Press Release by the Registrant, dated March 20, 2009, furnished in accordance with Item 2.02 of this Current Report on Form 8-K.

                                                                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RCM TECHNOLOGIES, INC.

By:	/s/ Kevin Miller
Kevin Miller
Chief Financial Officer, Treasurer and Secretary

Dated: March 20, 2009

EXHIBIT INDEX

Exhibit Number	Exhibit Title
99	Press Release by the Registrant, dated March 20, 2009, furnished in accordance with Item 2.02 of this Current Report on Form 8-K.

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